SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                    _____________________

                         FORM 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934



                         Date of Report
               (Date of earliest event reported)
                         October 15, 1998

     CALIFORNIA INFRASTUCTURE AND ECONOMIC DEVELOPMENT BANK
               SPECIAL PURPOSE TRUST PG&E-1
               (Issuer of the Certificates)

                    PG&E FUNDING LLC
     (Exact name of registrant as specified in charter)



Delaware                 333-30715                    94-3274751
--------                 ---------                    ----------
(State of           (Commission File Number)         (IRS Employer
incorporation)                                   Identification No.)


245 Market Street, Room 424
San Francisco, California                                94105
----------------------------                     -------------------
(Address of principal executive offices)               (Zip Code)


                            (415) 972-5467
                 ------------------------------------
                    (Registrant's telephone number,
                            including area code)

                                    N/A
------------------------------------------------------------------
(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     Bankers Trust Company of California, N.A., as certificate trustee of the California Infrastructure and Economic Development Bank Special Purpose Trust PG&E-1 (the "Trust"), has informed
PG&E Funding LLC that it has transmitted to holders of certificates issued by the Trust of record on October 14, 1998, the letter regarding certain actions the trustee is taking related to Proposition 9 to be voted on by California voters on November 3, 1998. A copy of the trustee's correspondence to certificate holders is attached hereto as Exhibit 99.

ITEM 7.  EXHIBITS


Exhibit 99 Letter dated October 14, 1998, from Bankers Trust Company of California, N.A., as certificate trustee of the California Infrastructure and Economic Development Bank Special Purpose Trust PG&E-1 (the "Trust") transmitted to holders of certificates issued by the Trust, together with attachments.

                         SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PG&E FUNDING LLC
                         (Registrant)




                                    Gabriel B. Togneri
Date:  October 16, 1998       By:  ____________________________
                              Name: Gabriel B. Togneri
                              Title: Treasurer

                         EXHIBIT INDEX

EXHIBIT NUMBER           DESCRIPTION

99 Letter dated October 14, 1998, from Bankers Trust Company of California, N.A., as certificate trustee of the California Infrastructure and Economic Development Bank Special Purpose Trust PG&E-1 (the "Trust") transmitted to holders of certificates issued by the Trust, together with attachments.